SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 13, 2004
                                 --------------

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  VG TECH INC.
                                  ------------

             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------

                 (State  or  other  jurisdiction  of  incorporation)

     0-50163                                                    52-2357931
     ----------                                                 ----------
(Commission  File  Number)                                   (IRS  Employer
                                                           Identification  No.)

           4676 WEST 6TH AVENUE, SUITE A, VANCOUVER, BC CANADA V6R 1V7
           -----------------------------------------------------------

               (address of principal executive offices) (Zip Code)

                                  604-710-4272
              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS.

VG Tech, Inc. has in the month March initiated a debt financing in an effort to further it's current business plan.

VG Tech, Inc. has since March 2, 2004 raised US$11,500 in debt financing from affiliate and non-affiliate individuals. It is the intent of the company to raise further funds above what it has raised already but there is no guarantee that this will occur.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VG TECH, INC

                                               /s/  Steve  Livingston
                                          By:  ----------------------------
                                               Steve  Livingston
Date:  March  13,  2004                     Chief  Executive  Officer